UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 30, 2007
                                                --------------------------------


                             GSAMP Trust 2007-HSBC1
                       -----------------------------------
                         (Exact name of issuing entity)


                          GS Mortgage Securities Corp.
         ---------------------------------------------------------------
              (Exact name of depositor as specified in its charter)


                         Goldman Sachs Mortgage Company
         ---------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)



        Delaware                    333-139817-17                13-3387389
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation              File Number               Identification No.
      of depositor)                 of issuing entity)        of depositor)


85 Broad Street, New York, New York                               10004
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)           (Zip Code)


Depositor's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

     On August 30, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-HSBC1 Mortgage Pass-Through Certificates, Series 2007-HSBC1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HSBC Mortgage Services Inc., as responsible party, Avelo Mortgage, L.L.C., as servicer, Deutsche Bank National Trust Company, as trustee, Clayton Fixed Income Services, as credit risk manager, and Wells Fargo Bank, N.A., as master servicer and securities administrator. The Class A-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $607,136,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of August 29, 2007, by and between the Company and the Underwriter.

     The Class C, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

     Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of August 29, 2007, by and between GS Mortgage Securities Corp., as depositor, and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2007, by and among GS Mortgage Securities Corp., as depositor, Avelo Mortgage, L.L.C., as servicer, HSBC Mortgage Services Inc., as responsible party, Deutsche Bank National Trust Company, as trustee, Clayton Fixed Income Services Inc., as credit risk manager, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 10.1 Representations and Warranties Agreement, dated as of August 30, 2007, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S-1 to Exhibit 4).

Exhibit 10.2 Purchase Agreement, dated as of August 30, 2007, by and between GS Mortgage Securities Corp. and Goldman, Sachs & Co. (included as Exhibit S-2 to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of August 30, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of August 30, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.5 Confirmation, dated August 27, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider, Goldman Sachs Mortgage Company, L.P. and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.6 Credit Support Annex, dated August 30, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N. A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.7 Certificate Insurance Policy, dated August 30, 2007, by Financial Security Assurance Inc. (included as Exhibit BB to Exhibit 4).

Exhibit 10.8 Certificate Insurance Agreement, dated as of August 30, 2007, by and between GS Mortgage Securities Corp., Goldman Sachs Mortgage Company and Financial Security Assurance Inc. (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.9 Credit Risk Management Agreement, dated as of August 30, 2007, by and between Wells Fargo Bank, N.A. and Clayton Fixed Income Services Inc. (included as part of Exhibit DD to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: September 20, 2007                GS MORTGAGE SECURITIES CORP.


                                          By:  /s/ Michelle Gill
                                              --------------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of                                                      Paper (P) or
Regulation S-K                                                       Electronic
Exhibit No.                     Description                             (E)
--------------                  ------------                        ------------


     1                          Underwriting Agreement, dated as of         (E)
                                August 29, 2007, by and between GS
                                Mortgage Securities Corp., as
                                depositor, and Goldman, Sachs & Co.,
                                as underwriter.

     4                          Pooling and Servicing Agreement,            (E)
                                dated as of August 1, 2007, by and
                                among GS Mortgage Securities Corp.,
                                as depositor, Avelo Mortgage, L.L.C.,
                                as servicer, HSBC Mortgage Services
                                Inc., as responsible party, Deutsche
                                Bank National Trust Company, as
                                trustee, Clayton Fixed Income
                                Services Inc., as credit risk
                                manager, and Wells Fargo Bank, N.A.,
                                as master servicer and securities
                                administrator.

    10.1 Representations and Warranties Agreement, dated as of August 30, 2007, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S-1 to Exhibit 4)

    10.2                        Purchase Agreement, dated as of             (E)
                                August 30, 2007, by and between GS
                                Mortgage Securities Corp. and
                                Goldman, Sachs & Co. (included as
                                Exhibit S-2 to Exhibit 4).

    10.3                        ISDA  Master  Agreement, dated as of        (E)
                                August  30, 2007, by and between
                                Goldman Sachs Mitsui Marine
                                Derivatives Products, L.P., the swap
                                provider, and Wells Fargo Bank, N.A.,
                                the securities administrator
                                (included as part of Exhibit X to
                                Exhibit 4).

    10.4                        Schedule to the Master Agreement,           (E)
                                dated as of August 30, 2007, by and
                                between Goldman Sachs Mitsui Marine
                                Derivatives Products, L.P., the swap
                                provider, and Wells Fargo Bank, N.A.,
                                the securities administrator
                                (included as part of Exhibit X to
                                Exhibit 4).

    10.5                        Confirmation, dated August 27, 2007,        (E)
                                by and among Goldman Sachs Capital
                                Markets, L.P., Goldman Sachs Mitsui
                                Marine Derivatives Products, L.P., as
                                swap provider, Goldman Sachs Mortgage
                                Company, L.P. and Wells Fargo Bank,
                                N.A., the securities administrator
                                (included as part of Exhibit X to
                                Exhibit 4).

    10.6 Credit Support Annex, dated August 30, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

    10.7                        Certificate Insurance Policy, dated
                                August 30, 2007, by Financial
                                Security Assurance Inc. (included as
                                Exhibit BB to Exhibit 4).

    10.8 Certificate Insurance Agreement, dated as of August 30, 2007, by and between GS Mortgage Securities Corp., Goldman Sachs Mortgage Company and Financial Security Assurance Inc. (included as part of Exhibit CC to Exhibit 4).

    10.9 Credit Risk Management Agreement, dated as of August 30, 2007, by and between Wells Fargo Bank, N.A. and Clayton Fixed Income Services Inc. (included as part of Exhibit DD to Exhibit 4).